Exhibit 10.1


                                ADVANCE AGREEMENT


      This Advance Agreement, dated as of September 11, 2006, shall serve to make an advance under the Securities Purchase Agreement (the "Agreement"), dated as of March 14, 2006, by and among Cyber Defense Systems, Inc., a Florida corporation, with its headquarters located at 10901 Roosevelt Boulevard, St. Petersburg, FL 33716, and each of the Buyers set forth in the Agreement.

      1. The undersigned parties hereby agree to advance $200,000 pursuant to
Section 4(l) of the Agreement to provide that the Buyers will fund $200,000 of the subsequent investment referred to in that section on the date hereof, with the remaining $300,000 to be funded as provided in the Agreement.

      2. All other provisions of the Agreement shall remain in full force and effect.


                            [Signature Page Follows]

ACCEPTED AND AGREED:
September 11, 2006


CYBER DEFENSE SYSTEMS, INC.


By: /s/ William C. Robinson
   ------------------------
        William C. Robinson
        Chief Executive Officer and President


AJW PARTNERS, LLC
By: SMS Group, LLC


By: /s/ Corey S. Ribotsky
   ----------------------
       Corey S. Ribotsky
       Manager


AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


By: /s/ Corey S. Ribotsky
   ----------------------
        Corey S. Ribotsky
        Manager


AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


By: /s/ Corey S. Ribotsky
   ----------------------
        Corey S. Ribotsky
        Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLC


By: /s/ Corey S. Ribotsky
   ----------------------
        Corey S. Ribotsky
        Manager